UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 15, 2016

MKS Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-645-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

In connection with the pending acquisition of Newport Corporation ("Newport") by MKS Instruments, Inc. ("MKS") pursuant to the Agreement and Plan of Merger among MKS, PSI Equipment, Inc. and Newport, dated as of February 22, 2016 (the "Merger Agreement"), MKS intends to appoint (i) Dennis L. Werth, Newport’s Senior Vice President and General Manager, Photonics Group, to be MKS' Senior Vice President, Business Units, and (ii) Robert J. Phillippy, Newport’s President and Chief Executive Officer, to the MKS Board of Directors, in each case following (and subject to) the completion of the transaction.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

April 15, 2016	By:	/s/ Kathleen F. Burke

Name: Kathleen F. Burke
Title: Vice President, General Counsel and Assistant Secretary